EXHIBIT 10.1

27 August 2009
The Directors Royal Wolf Australia Group PO Box 834 Level 2, 22-28 Edgeworth David Avenue Hornsby NSW 2077

Dear Sir/Madam,

We are pleased to enclose for you our offer which details the arrangements we have recently discussed.

As there have been a number of variations to your arrangements with us since we last provided details of our terms and conditions in full, we take this opportunity to restate all existing arrangements in addition to the current changes. As a result this letter, once accepted, wholly replaces previous Letters of Offer and Variation Letters that we have issued to you. Note also that once accepted, the interest rates and fees (including line fees) set out in this letter of offer will take effect on and from 27 August 2009.

The attached documents include:

• The Letter of Offer – detailing the facilities offered, security and conditions.

• A copy of the Letter of Offer – this copy is for you to sign and return to accept the offer.  The covering customer information sheet details the steps you need to take to accept this offer and satisfy those things required before any additional facilities will be made available.

• General Conditions – specifies the general conditions of use for ANZ facilities.

• Specific Conditions – details additional conditions specific to facilities which are part of this offer and for which Specific conditions apply.

Please note the enclosed documentation details the terms of our banking arrangement and is the first in a series of letters that you will receive over time regarding your facilities. Additional shorter letters will be issued to you when there is a change to the current arrangements or facilities are extended for a further term.

For your information, clause 28 of the General Conditions clarifies the meaning of many of the words and legal expressions used in the documents. Should you have any questions, please don’t hesitate to contact me on (02) 9226 4548. We suggest however that you contact your solicitor for any detailed legal queries.

To accept this offer please sign the copy of the Letter of Offer and return it to me. Please note that this offer expires on 11 September 2009.

We look forward to continuing a strong working relationship with you and your business.

Yours faithfully,

Zaheed Khan                                                                                             Trevor Auld
Relationship Manager                                                                            Director

CUSTOMER INFORMATION SHEET

This information sheet is attached to assist you in completing the steps necessary to accept our offer and satisfy those things required by the Bank before it will make the facilities available.

If you have any concerns about what is required please discuss these with your ANZ Manager.

NOTE:                      This Customer Information Sheet is not part of your agreement with the Bank. It is for convenience only. If there is any inconsistency between this Customer Information Sheet and any other documents which you have received from the Bank, those other documents prevail.

To accept our offer:

❑	SIGN the acceptance in the attached duplicate letter where indicated on page 24-25.
❑	Ensure Corporate Surety Acknowledgment on pages 26-27 of the letter is signed.
❑	RETURN the signed letter and all other required documents, as listed below, to the Bank at our address shown in the letter by 11 September 2009.

Other documents attached which are required to be executed and returned with the accepted Letter of Offer or prior to facilities being drawn:

❑	Certificate of Value and Location of Assets
❑	Authorised Representative Certificate

In addition if you wish to nominate a representative to submit financial management accounts to us electronically the following document will also need to be completed and returned:

❑	Provision of Electronic Financial Information – Nominated Representative Letter

The following documents will be provided to you after acceptance of our offer:

❑	Securities described in the Letter and ancillary documents.

☑ Tick when completed.

LETTER OF OFFER

to

Royal Wolf Australia Group (as defined in Customer Group Schedule)

Dated 27 August 2009

Australia and New Zealand Banking Group Limited ABN 11 005 357 522

CUSTOMER GROUP SCHEDULE

For the purpose of this Letter of Offer the following entities are individually and collectively known as Royal Wolf Australia Group or Group:

• GFN Australasia Holdings Pty Ltd ACN 121 226 793

• GFN Australasia Finance Pty Ltd ACN 121 227 790

• RWA Holdings Pty Ltd ACN 106 913 964

• Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

• Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

“You” is a reference to the Group members individually and collectively.

LETTER OF OFFER

Issuing Office:

Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Phone: +61 2 9226 4548
Fax: +61 2 9227 1124
Mob: +61 434 609 643
www.anz.com

Dear Sir/Madam,

We are pleased to offer to you the facilities set out below:

Summary of facilities available:

A summary of facilities is as follows:

Facility	Facility Limit
Overdraft Facility	$1,000,000
ANZ Online Facility – Direct Payments	$2,000,000
ANZ Online Facility – Global Payments	$1,000,000
Multi Option Facility (1)	$1,920,000
- Lease Finance (Progressive Draw) Facility - Hire Purchase (Progressive Draw) Facility
Indemnity/Guarantee Facility (1) – Financial Guarantees	$724,000
Indemnity/Guarantee Facility (2) – Financial Guarantees	$726,000
Interchangeable Facility (1) (Tranche A)	$56,052,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility
Interchangeable Facility (2) (Tranche B)	$15,724,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility
Documentary Credit/Documents Surrendered Facility (Local or Overseas)	$870,000
Overdraft Facility (2)	$8,000,000
Standby Letter of Credit Facility (Tranche C)	NZD14,665,000

Total Facility Limits:	$88,016,000 NZD14,665,000

Details of facilities:

Details of the facilities are set out in the Facilities Schedule to this Letter of Offer.

Security:

Securities for the facilities are set out in the Security Schedule to this Letter of Offer.

Financial Requirements, Other Conditions and Conditions Precedent

Any financial reporting requirements, financial covenants, other conditions and conditions precedent applicable to facilities are set out in the Financial Requirements and Other Conditions Schedule to this Letter of Offer.

General and Specific Conditions and Amendments

Details pertaining to General and Specific Conditions and any amendments are attached in the General and Specific Conditions Schedule to this Letter of Offer.

Annual review:

The facilities are subject to Annual review. The next review date will be on 19 October 2010.

If the Annual review is not carried out on or before the next review date, we may carry out the Annual review at any time after the next review date.

Conditions continue:

Until you accept our offer and have complied with all conditions precedent, the arrangements for the facilities that we are making available to you, including the conditions on which those facilities are being made available, continue.

No other variations:

Except as indicated above, it is not proposed to vary any of the other conditions of your facilities.

Fees:

Please note: The following fees are additional to any facility related fees that are included in the Facility Schedule or any related transaction fees of ours that are included in ANZ’s current edition Fees and Charges (or similarly named) brochure, a copy of which will be made available to you on your request.

Restructure Fee:

A Restructure Fee of $200,000 will be debited to your account on receipt of your acceptance of this letter.

Break Fee:

A break fee of $500,000 is applicable if the Group refinances the facilities provided under the Letter of Offer (as varied or replaced from time to time, including any additional facilities provided under such Letter of Offer or Variation), or any substantial part of those facilities, with another lender before 31 March 2010. The break fee will be payable at the time the refinancing takes place.

Costs of preparing security

As it will be necessary to have the securities prepared by ANZ’s external legal advisors, you will be required to pay all costs incurred by ANZ. On request, ANZ can provide you with a quote or an estimate of these external costs.

Stamp Duty - Certificate of Value and Location of Assets

To ensure government stamp duty is paid correctly on any document and transaction would you please provide us with a certificate signed by each entity providing security which sets out the location of assets on a State or Territory basis (the form of the certificate required is attached).

Stamp duty and other State and Federal Government charges may be levied/payable on the facilities provided by the Bank. State charges may apply in a single jurisdiction or multiple jurisdictions. You are liable for all such duties or charges and we may debit your account for those charges. If you do not have an account with us we will ask you to pay by cheque. We may, at our discretion, seek advice from external legal sources to advise on duties and charges payable. Any costs associated with obtaining this advice will be for your account.

Offer period:

Our offer is available for acceptance until the close of business on 11 September 2009, unless otherwise extended by us in writing.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

Acceptance:

To accept this offer, please sign the duplicate of this Letter of Offer where indicated and return it to me at this office.

Yours faithfully,

Zaheed Khan                                                                                             Trevor Auld
Relationship Manager                                                                            Director

FACILITIES SCHEDULE

FACILITIES SCHEDULE to the Letter of Offer dated 27 August 2009

The facilities specified below are only available to the customer named before the facility details.

CUSTOMER:
GFN Australasia Holdings Pty Ltd ACN 121 226 793
GFN Australasia Finance Pty Ltd ACN 121 227 790
RWA Holdings Pty Ltd ACN 106 913 964
Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

Overdraft Facility (1)
Facility Limit:	$1,000,000
Termination date:	Not before the next review date.
Purpose:	To assist with working capital requirements.
Interest rate:	ANZ’s reference rate for amounts up to the Facility Limit.
ANZ’s reference rate is published weekly (usually each Monday) in the Australian Financial Review.
Interest payment:	Monthly in arrears on the first business day of each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).
Fees:	Line Fee: 1.25% p.a. charged quarterly in arrears on the highest Facility Limit recorded for your accounts during the preceding quarter.
Prepayment:	Prepayment or cancellation of the facility (in whole or in part) may be effected without penalty at any time at the election of the customer.
Specific Conditions:	There are no Specific Conditions which apply to this facility.

ANZ OnLine Facility – Direct Payments
Facility Limit:	$2,000,000 The Facility Limit represents the extent to which we will assume pay away exposure on any one day.
Termination date:	Not before the next review date.
Purpose:	To facilitate direct payments using ANZ OnLine.
Condition precedent:	You may only use the facility if:
(a) you complete your application for the ANZ OnLine Service in terms acceptable to us; and
(b) you execute all documents required by us, including the ANZ OnLine Application and Customer Agreement.

Pay – away exposure:	Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.
Fees:	As advised by ANZ Cash Management Transaction Services.
Specific Conditions:	There are no Specific Conditions which apply to this facility

ANZ OnLine Facility – Global Payments
Facility Limit:	$1,000,000 The Facility Limit represents the extent to which we will assume pay away exposure on any one day.
Termination date:	Not before the next review date.
Purpose:	To facilitate global payments using ANZ OnLine.
Condition precedent:	You may only use the facility if:
(a) you complete your application for the ANZ OnLine Service in terms acceptable to us; and
(b) you execute all documents required by us, including the ANZ OnLine Application and Customer Agreement.
Pay – away exposure:	Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.
Fees:	As advised by ANZ Cash Management Transaction Services.
Specific Conditions:	There are no Specific Conditions which apply to this facility

Multi Option Facility (1)
Total Facility Limit:	$1,920,000
Termination date:	Not before the next review date.
Purpose:
To assist with lease and hire purchase requirements specifically for cars and forklifts. Allocation of the Total Facility Limit across the following facility types permitted.
- Lease Finance (Progressive Draw) Facility
- Hire Purchase (Progressive Draw) Facility

Total Facility Limit for Multi Option Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Multi Option Facility (1) so long as the making of the drawing would not cause:
(i) the amount of the outstanding drawings under both the facilities included in the Multi Option Facility (1) to exceed the Total Facility Limit for the Multi-Option Facility (1); and
(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information:	The terms associated with the specific facility types listed within the Multi-Option Facility (1) are documented separately.
Lease Finance (Progressive Draw) Facility
Subject to execution and acceptance of lease request:	The Customer is entitled to an agreement to lease or lease, as the case may be, only upon acceptance by the Bank of a signed lease request.
Fees:
Documentation Fee:

A Documentation fee of $434.50 is payable on each draw.
Asset Drawdown Fee:
An Asset Drawdown fee of $165.00 is payable on each draw.
Inspection fee:
An Inspection fee of $550.00 applies.
Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.
Hire Purchase (Progressive Draw) Facility
Subject to execution and acceptance of hire purchase request:	The Customer is entitled to an agreement to hire or hire purchase agreement, as the case may be, only upon acceptance by the Bank of a signed hire purchase request.
Fees:
Documentation Fee:
A Documentation fee of $395.00 is payable on each draw.
Asset Drawdown fee:
An Asset Drawdown fee of $150.00 is payable on each draw.
Inspection fee:
An Inspection fee of $500.00 applies.
Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Indemnity/Guarantee Facility (1) – Financial Guarantees
Facility Limit:	$724,000
Note: A financial guarantee is a guarantee of a financial commitment or obligation.
Termination date:	Not before the next review date.
Purpose:	To assist with the issuance of bank guarantees for business purposes.

Fee rate for each Bank Guarantee:	1.50% p.a. subject to a minimum fee of $100 per half year. The minimum fee is subject to variation at any time during the term of the facility.
Fee payment:	For each bank guarantee, the fee is payable on the date of drawdown and afterwards half yearly.
Specific Conditions:	Specific Conditions - Indemnity/Guarantee are enclosed.
Indemnity/Guarantee Facility (2) – Financial Guarantees
Facility Limit:	$726,000
Note: A financial guarantee is a guarantee of a financial commitment or obligation.
Termination date:	Not before the next review date.
Purpose:	To assist with the issuance of bank guarantees for business purposes.
Fee rate for each Bank Guarantee:	1.50% p.a. subject to a minimum fee of $100 per half year. The minimum fee is subject to variation at any time during the term of the facility.
Fee payment:	For each Bank Guarantee, the fee is payable on the date of drawdown and afterwards half yearly.
Specific Conditions:	Specific Conditions - Indemnity/Guarantee are enclosed.

Interchangeable Facility (1) (Tranche A)
Total Facility Limit:	$56,052,000
Termination Date:	14 September 2012
Purpose:
Refinance of existing commercial bill facilities originally provided for various acquisitions.
Interchange of the credit limits across the following approved facilities is permitted:
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility

Repayment:	Interest only, with bullet at termination date.
Total Facility Limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility (1) so long as the making of the drawing would not cause:
(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the Total Facility Limit for the Interchangeable Facility (1); and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.
Detailed Facility Information:	The terms associated with the specific facility types listed within the Interchangeable Facility (1) are documented separately.
Fixed Rate Commercial Bill Facility
Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.
Rate and tenor quotations:
If the Termination Date is “Not before the next review date” and you request us to quote for a term or tenor which has a maturity date after the Termination Date of the facility, we may (in our absolute discretion) and despite the Specific Conditions which specifically excludes this, allow a quote for a term or tenor which extends past the Termination Date.
If we allow a quote for a term or tenor which ends after the Termination Date, you acknowledge and agree that this is subject to the rights that we have at “Review” in terms of the General Conditions.

Fees:	Line Fee: 3.15% p.a. on the Total Facility Limit, payable quarterly in advance. This fee is not rebatable.
Handling Fee: A fee of $150.00 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility
Yield Rate:
For each drawing of bills, a rate quoted by us expressed as a yield percent per annum to maturity and, if necessary, will be rounded to the nearest two decimal places for the face value of the bills for the relevant tenor.

(a)
For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Reference Rate – Average Bid which is the average bid rate for the relevant term displayed at or about 10.30am (Melbourne time) (“Specified Time”) on the Reuters Screen BBSY page (“Screen Rate”) on the day the quote is to be given by us (“Quotation Day”) and advertised in the Australian Financial Review the following business day.

If for any reason the Screen Rate is not available at the Specified Time on the Quotation Day, then the Bank Bill Swap Reference Rate – Average Bid will be the rate determined by us to be the average of the buying rates quoted to us (each a Quotation) by:

	-	Australia and New Zealand Banking Group Limited
	-	Commonwealth Bank of Australia

	-	National Australia Bank Limited, and
	-	Westpac Banking Corporation,

(or their respective successors and assigns) (each a “Reference Bank”) at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank for bills having the same tenor as those bills to be discounted or rolled.

Market Disruption:
If the Bank Bill Swap Reference Rate – Average Bid is to be determined by reference to the Reference Banks and a Reference Bank does not supply a Quotation by the Specified Time on the Quotation Day, the applicable Bank Bill Swap Reference Rate – Average Bid will be determined on the basis of the Quotations of the remaining Reference Banks.

Should a Market Disruption Event occur then the yield rate will be the rate notified to you by us that we determine to be our cost of funding the relevant drawing (from whatever source or sources we reasonably select) for a period equal to the tenor of the bills being discounted plus the Margin.
We may provide you with a certificate confirming this rate signed by any manager of ours, which certificate shall be sufficient evidence of the rate certified unless the contrary is proved.
For the purposes of this facility, Market Disruption Event means:

(i)
At or about noon (Melbourne time) on the Quotation Day, the Screen Rate is not available and none or only one of the Reference Banks supplies a quotation to us to determine the Bank Bill Swap Reference Rate – Average Bid; or

	(ii)	Before close of business in Melbourne on the Quotation Day we determine that the cost to us of funding the drawing exceeds the Bank Bill Swap Reference Rate – Average Bid; or
(iii)
The rate calculated by reference to the Screen Rate or by reference to the Reference Banks in our opinion ceases to reflect our cost of funding the drawing to the same extent as at the date of this Letter of Offer,

Alternative basis of funding
If a Market Disruption Event occurs and we or you so require, we must together enter into negotiations (for a period of not more than thirty days) with a view to agreeing in writing a substitute basis for determining an alternative yield rate for the drawing.
Any alternative basis agreed pursuant to this clause shall bind the parties but, unless and until such agreement is reached, the applicable yield rate for the drawing will be the rate notified to you by us to be our cost of funding the drawing, plus the Margin. For the avoidance of doubt, should a refund of any amount be due from one party to the other as a result of such negotiations, such amount must be paid as soon as practicable and no party shall be entitled to claim or to receive any interest or other compensation on any amount so refunded.

(b)
For any tenor other than  30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) which will be no less than our cost of funding the relevant drawing of bills for that period plus a margin.

In any case, an additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled. The margin to be applied will depend on the size of the bill parcel and tenor.
Full details of how the rate has been calculated will be set out in the quotation given by us.

Fees:	Line Fee: 3.15% p.a. on the Total Facility Limit, payable quarterly in advance. This fee is not rebatable.
Handling Fee: A fee of $150.00 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (2) (Tranche B)
Total Facility Limit:	$15,724,000
Termination Date:	1 July 2010
Purpose:
Refinance of existing commercial bill facilities originally provided for various acquisitions. Interchange of the credit limits across the following approved facilities permitted:
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility

Repayment:
Repayment of a minimum of $1,250,000 per quarter, with bullet on the Termination Date for the balance outstanding on the Termination Date.
All mandatory and voluntary principle repayments made are considered permanent and cannot be re-drawn.  (Delete this row if there are no repayment arrangements specified.)

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility (2) so long as the making of the drawing would not cause:
(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility (2) to exceed the Total Facility Limit for the Interchangeable Facility (2); and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.
Detailed Facility Information:	The terms associated with the specific facility types listed within the Interchangeable Facility (2) are documented separately.
Fixed Rate Commercial Bill Facility
Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.
Rate and tenor quotations:
If the Termination Date is “Not before the next review date” and you request us to quote for a term or tenor which has a maturity date after the Termination Date of the facility, we may (in our absolute discretion) and despite the Specific Conditions which specifically excludes this, allow a quote for a term or tenor which extends past the Termination Date.
If we allow a quote for a term or tenor which ends after the Termination Date, you acknowledge and agree that this is subject to the rights that we have at “Review” in terms of the General Conditions.

Fees:	Line Fee: 4.15% p.a. on the Total Facility Limit, payable quarterly in advance. This fee is not rebatable.
Handling Fee: A fee of $150.00 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility
Yield Rate:
For each drawing of bills, a rate quoted by us expressed as a yield percent per annum to maturity and, if necessary, will be rounded to the nearest two decimal places for the face value of the bills for the relevant tenor.

(a)
For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Reference Rate – Average Bid which is the average bid rate for the relevant term displayed at or about 10.30am (Melbourne time) (“Specified Time”) on the Reuters Screen BBSY page (“Screen Rate”) on the day the quote is to be given by us (“Quotation Day”) and advertised in the Australian Financial Review the following business day.

If for any reason the Screen Rate is not available at the Specified Time on the Quotation Day, then the Bank Bill Swap Reference Rate – Average Bid will be the rate determined by us to be the average of the buying rates quoted to us (each a Quotation) by:

	-	Australia and New Zealand Banking Group Limited
	-	Commonwealth Bank of Australia

	-	National Australia Bank Limited, and
	-	Westpac Banking Corporation,

(or their respective successors and assigns) (each a “Reference Bank”) at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank for bills having the same tenor as those bills to be discounted or rolled.

Market Disruption:
If the Bank Bill Swap Reference Rate – Average Bid is to be determined by reference to the Reference Banks and a Reference Bank does not supply a Quotation by the Specified Time on the Quotation Day, the applicable Bank Bill Swap Reference Rate – Average Bid will be determined on the basis of the Quotations of the remaining Reference Banks.

Should a Market Disruption Event occur then the yield rate will be the rate notified to you by us that we determine to be our cost of funding the relevant drawing (from whatever source or sources we reasonably select) for a period equal to the tenor of the bills being discounted plus the Margin.
We may provide you with a certificate confirming this rate signed by any manager of ours, which certificate shall be sufficient evidence of the rate certified unless the contrary is proved.
For the purposes of this facility, Market Disruption Event means:

(i)
At or about noon (Melbourne time) on the Quotation Day, the Screen Rate is not available and none or only one of the Reference Banks supplies a quotation to us to determine the Bank Bill Swap Reference Rate – Average Bid; or

	(ii)	Before close of business in Melbourne on the Quotation Day we determine that the cost to us of funding the drawing exceeds the Bank Bill Swap Reference Rate – Average Bid; or
(iii)
The rate calculated by reference to the Screen Rate or by reference to the Reference Banks in our opinion ceases to reflect our cost of funding the drawing to the same extent as at the date of this Letter of Offer,

Alternative basis of funding
If a Market Disruption Event occurs and we or you so require, we must together enter into negotiations (for a period of not more than thirty days) with a view to agreeing in writing a substitute basis for determining an alternative yield rate for the drawing.
Any alternative basis agreed pursuant to this clause shall bind the parties but, unless and until such agreement is reached, the applicable yield rate for the drawing will be the rate notified to you by us to be our cost of funding the drawing, plus the Margin. For the avoidance of doubt, should a refund of any amount be due from one party to the other as a result of such negotiations, such amount must be paid as soon as practicable and no party shall be entitled to claim or to receive any interest or other compensation on any amount so refunded.

(b)
For any tenor other than 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) which will be no less than our cost of funding the relevant drawing of bills for that period plus a margin.

In any case, an additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled. The margin to be applied will depend on the size of the bill parcel and tenor.
Full details of how the rate has been calculated will be set out in the quotation given by us.

Fees:	Line Fee: 4.15% p.a. on the Total Facility Limit, payable quarterly in advance. This fee is not rebatable.
Handling Fee: A fee of $150.00 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Documentary Credit/Documents Surrendered Facility (Local or Overseas)
Facility limit:	$870,000 (For this purpose we will determine exchange rates to convert foreign currency amounts to the equivalent amounts in $.)
Termination date:	Not before the next review date.
Purpose:	To secure payment for the importation of containers from China.
Condition precedent:	You are only entitled to use the facility if we agree to the terms of your application and if you execute all documents required by us.
Fees:	Subject to the current ANZ International Trade Finance Fees or as advised by ANZ International Trade Finance.
Specific Conditions:	Subject to the current International Trade Services Terms and Conditions.

Overdraft Facility (2)
Facility Limit:	$8,000,000
Termination date:	Not before the next review date.
Purpose:	Restructure of Invoice Finance Facility to meet working capital requirements.

Interest rate:	The 30 day Bank Bill Swap Rate – Average Bid rounded to the nearest two decimal places plus a margin of 2.40% up to the facility limit.
The 30 day Bank Bill Rate – Average Bid is quoted daily on the BBSY screen of Reuters and is advertised in the Australian Financial Review the following business day.
Interest payment:	Monthly in arrears on the first business day of each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).
Fees:	Line Fee: 0.75% p.a. on the Total Facility Limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.
Prepayment:	Prepayment or cancellation of the facility (in whole or in part) may be effected without penalty at any time at the election of the customer.
Specific Conditions:
- Drawings under this Overdraft Facility (2) are not to exceed 60% of less than 90 day domestic debtors at any time
- Field review to be conducted by an external party half-yearly, with scope determined in consultation with Royal Wolf Australia Group

Standby Letter Of Credit Facility To ANZ National Bank Ltd
Facility limit:	NZD14,665,000
Termination date:	Not before the next review date.
Purpose:
Bank guarantee to be provided in favour of ANZ National Bank Ltd in support of the Working Capital Facilities, Property loan and Transactional facilities provided to the RWNZ Group by ANZ National Bank Ltd.
Specific facility terms and conditions relating to facilities provided to the RWNZ Group are documented via a separate Letter of Offer issued by ANZ National Bank Ltd as amended from time to time.

Condition precedent:	You will only be entitled to use the facility if we agree with the terms of your application and if you execute all documents required by us.
Specific Conditions:	Subject to the current International Trade Services Terms and Conditions.

SECURITY SCHEDULE

SECURITY SCHEDULE to Letter of Offer dated 27 August 2009

Existing Securities

•	Corporate Guarantee and Indemnity dated 14 September 2007 between:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

•	First Registered Company Charges (Mortgage Debentures) over all the assets and undertaking of:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 dated 31 December 2004, Charge Number 1117185.
	-	RWA Holdings Pty Ltd ACN 106 913 964 dated 31 December 2004, Charge Number. 1117184.
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 dated 29 March 2007, Charge Number 1438843.
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793 dated 14 September 2007, Charge Number 1514557.
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790 dated 14 September 2007, Charge Number 1514546.
	-	Royalwolf Trading New Zealand Ltd dated 1 May 2008
	-	Royalwolf NZ Acquisition Co Ltd dated 1 May 2008
These are fixed and floating charge over all present and future assets, undertaking (including goodwill) and unpaid/uncalled capital of the companies.

•	First Registered Mortgage dated 2 May 2008 given by Royalwolf Trading New Zealand Ltd over the property situated at 4 Ormiston Rd, East Tamaki, New Zealand.

•
Amendment and Restatement Deed dated 1 May 2008 amending and restating the original Intercreditor Deed dated 14 September 2007 between, among others, General Finance Corporation (U.S), GFN U.S. Australasia Holdings, Inc., Bison Capital Australia, L.P., Royal Wolf Australia Group and Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (the Bank).

 To be Taken

•	Corporate Guarantee and Indemnity between:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790

	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
	-	Royalwolf Trading New Zealand Ltd
	-	Royalwolf NZ Acquisition Co Ltd
•
Such agreements (including any agreements amending or supplementing existing securities) and security necessary to give effect to the terms of this letter of offer and the transactions contemplated by it.

To Be Lapsed

•	Corporate Guarantee and Indemnity by Royalwolf NZ Acquisition Co Ltd.
•	Corporate Guarantee and Indemnity by RWNZ Acquisition Co. Ltd and Royalwolf Trading New Zealand Ltd

 FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE to Letter of Offer dated
27 August 2009.

1. Financial reports:

You agree to provide us with:

Annually

•	The Consolidated audited annual financial statements as soon as they are available, but not later than 120 days after the end of each financial year.
•
The annual certificate signed by two directors of GFNAH certifying compliance with Consolidated financial undertakings (including confirmation that statutory payments are up to date) as soon as it is available, but not later than 120 after the end of each financial year.

•
A review of the Consolidated Group’s inventory management systems to be conducted as at 30 June each year as part of the General Audit.  A copy of the report to be provided to us within 120 days after the end of each financial year.

•
Board approved business plan, Consolidated annual projected Statement of Financial Position, Statement of Financial Performance, cashflow forecast and consolidated capex (capital expenditure). Budget detailing non-discretionary and discretionary capex at the start of each financial year for the ensuing 12 months as soon as they are available, but not later than 15 days prior to the commencement of each financial year.
Forward projected statements (balance sheet, profit & loss and cash flow forecast) are to be prepared on a monthly basis covering at least 12 months and updated as necessary.

Quarterly

•
Consolidated management accounts (Statement of Financial Position and Statement of Financial Performance accounts) within 45 days after the end of each Quarter. These accounts may be provided electronically in terms of our requirements for provision of electronic financials.

•	Consolidated Working capital information including a listing of aged debtors, creditors and stock to be provided within 45 days of the end of each Quarter.
•
Consolidated Borrowing Base certificate within 45 days after the end of each Quarter verifying the Variable/Fixed Rate Commercial Bill, Overdraft & NZ Term Debt Facilities available for drawdown does not exceed 80% of the Orderly Liquidation Value of the container fleet.

•
Consolidated Compliance Certificate signed by two directors of GFNAH certifying compliance with Consolidated financial undertakings (including confirmation that statutory payments up to date) as soon as available, but not later than 45 days after the end of each Quarter.

•
A copy of an account statement for each Customer Group and surety from the Australian Taxation Office setting out all liabilities of the relevant customer or surety to the Australian Taxation Office for each Quarter within 20 days of the end of the relevant Quarter.

Monthly

•
Consolidated compliance certificate signed by a director or authorised representative confirming aggregate drawings under the $8,000,000 Overdraft Facility (2) is less than 60% of less than 90 day domestic debtors to be provided monthly.

•	Listing of aged debtors to be provided monthly within 5 business days of each month end.

Any financial information provided by you must be signed by a director or secretary as giving a true and fair view of the financial position of the company on the ‘as at’ date for which financial statements are issued. This requirement is waived for management accounts as listed above when these are provided electronically and in compliance with our requirements for provision of electronic financials.

Provision of Electronic Financials

Copies of management accounts provided via electronic mail (email) must be sent by, either:

•  one of your directors, or
•  a person nominated by you and acceptable to us (“Nominated Representative”).

In the case of the latter, the attached letter must be signed by both the Nominated Representative and by you, and returned to us.

You will ensure that every director of each company‡ (to which the management accounts relate) reviews the management accounts on or before the date they are sent to us to confirm they are true and correct and are not misleading in any way. The directors will be taken to have jointly and severally certified the management accounts in this manner, unless they notify us of any discrepancy within five business days from the date that your Nominated Representative sends the management accounts to us.

A director sending management accounts to us in this manner will be taken to have certified the accounts as true and correct and not misleading in any way on the date that they are received by us.

A failure to meet any of the above requirements in this clause 1 where they apply will constitute an event of default under this letter.

‡Where the number of such people/officers is greater than two, the management accounts sent (electronically) to the bank need only be copied to a minimum of two such people/officers.

2. Financial covenants:

While we are making facilities available to you and while there remains any obligations by you to us, you undertake that:

•
Consolidated Interest Cover Ratio: The interest cover ratio for each Quarter ending on 30 September 2009, 31 December 2009 and 31 March 2010 will not, as at the compliance date, be less than 1.95:1, and for each subsequent Quarter thereafter, will not be less than 2.20:1 . Tested on a 12 month rolling basis.

Calculation: Interest Cover Ratio:
Trailing Adjusted EBITDA Total Interest Expense (inclusive of Bison Interest) less GFN Loan Interest Subordinated

•
Consolidated Senior Debt Interest Cover Ratio: The interest cover ratio for each Quarter ending on 30 September 2009, 31 December 2009 and 31 March 2010 will not, as at the compliance date, be less than 2.95:1, and for each subsequent Quarter thereafter, will not be less than 3.25:1. Tested on a 12 month rolling basis.

Calculation: Interest Cover Ratio:
Trailing Adjusted EBITDA Senior Debt Interest Expense
•
Consolidated Total Debt Gearing Ratio: Total Debt (excluding loans from General Finance Corporation to the Group) to adjusted trailing EBITDA for each Quarter  ending on 30 September 2009, 31 December 2009 and 31 March 2010 will not, as at the compliance date, exceed 5.50:1, and for each subsequent Quarter thereafter, will not exceed 4.50.

Calculation:
Total Debt (excluding loans from General Finance Corporation to the Group) Trailing Adjusted EBITDA
•
Consolidated Senior Debt Gearing Ratio: Senior Debt to adjusted trailing EBITDA for each Quarter  ending on 30 September 2009, 31 December 2009 and 31 March 2010 will not, as at the compliance date, exceed 4.25:1, and for each subsequent Quarter thereafter, will not exceed 3.50.

Calculation:
Senior Debt Trailing Adjusted EBITDA
•
Consolidated Loan to valuation limitation: Principal outstanding under facilities drawn and unpaid under the Commercial Bill Facilities, Overdraft Facility, and NZ Term Debt Facilities (excluding $8,000,000 Overdraft Facility (2)) must not exceed 80% of the Orderly Liquidation Value of the Group’s container fleet. To be tested Quarterly.
Should this condition be breached you must reduce the principal outstanding under the facilities within 5 business days to a level that will satisfy this condition.

Compliance with financial covenants:

If any of the above financial covenants in this clause 2 are breached, unless we have given you our prior written consent to a variation, it will constitute an event of default.

We will test the financial covenants for each entity that the financial covenants apply to at the end of each compliance period as set out above, based on the definitions set out at the end of this schedule.

You agree that the interpretation and testing of the above financial covenants will be carried out in accordance with the provisions of the Corporation Act 2001 (Cth) and the accounting concepts, standards and disclosure requirements of the Australian accounting bodies consistently applied, unless otherwise agreed in writing.

3. Other conditions to be met:

•
The USD 5,500,000 debt owed by GFNAH to or for the account of Bison, maturing on 1 July 2010 must be repaid on or before 1 July 2010 via parent-company capital infusion. Should loan not be repaid by due date this will represent an Event of Default

An update on the progress of the capital infusion is to be provided to us by 31 Jan 2010 and thereafter, progress update regularly provided to the Bank until USD 5,500,000 loan has been repaid. Such updates, if requested by ANZ, can be presented in-person by senior management of GFC

•
Management fees payable to GFN U.S. Australasia Holdings Inc. are restricted to USD $1,200,000 or less per annum and may be accrued but must not be paid without our prior written consent and must be deferred to a non-current payable.

•
By no later than 11 September 2009, Royal Wolf Australia Group and us to have agreed upon terms of the hedging arrangement to hedge the foreign currency exchange risks for at least 50% of the Bison Debt at that date.

•
Free Cash Flow sweep to occur on an annual basis within 60 days from financial year end, with 80% of Free Cash Flow to be applied towards permanent reduction of the Commercial Bill facilities. Calculated as follows:

Free Cash Flow = Cash Flow less voluntary principal repayments of Senior Debt (without double counting),

where Cash Flow = Adjusted Cash Flow Available for Debt Servicing less repayments of Senior Debt and Interest Expense,

and Adjusted Cash Flow Available for Debt Servicing = EBITDA less capex plus capex funding plus (or minus) net change in working capital less tax paid

•	Detailed schedule of containers with the following information as soon as they are available but no later than 30 days after the end of each Quarter:

-           Held for hire/lease outlining type, number, acquisition cost and book value.

-           Held for sale outlining type, number, acquisition cost and book value

•
If Royal Wolf Australia Group standard lease / rental / hire documentation / contracts are amended or replaced, copy to be provided to us and to be vetted by our legal advisors and confirmed acceptable.

•	Fair market value & Orderly Liquidated Value of the container fleet is to be undertaken (at your cost) by a valuer appointed by and acceptable to us on a Quarterly basis.

•
All containers (owned by the borrower and / or security providers) are to be restricted within the shores of Australia and/or New Zealand and the company's lease/rental documentation should include this limitation.  Any movement of containers outside the shores of Australia or New Zealand will require our prior written consent.

•	Current depreciation and amortisation policy is not to be amended without our prior written consent. Such consent will not be unreasonably withheld.

•	No additional capex over and above $2,000,000 budgeted for property, plant & equipment to be incurred, without our prior consent.

•	Any additional off or on balance sheet liabilities greater than $500,000.00 p.a. are not to be incurred without our prior written consent. Such consent will not be unreasonably withheld.

•	Our prior written consent for container fleet sale of $3,000,000 or greater in any one transaction is to be sought. Such consent will not be unreasonably withheld.

•
Provision of loans or advances, excluding scheduled overhead charges from parent company in an amount to be agreed upon, to directors, shareholders, related or associated companies are not to be made without our prior written consent.

•	Dividend payment / shareholder loans repayments are not to be paid without our prior consent except for the payment of:

o USD 100,000 per month repayment of GFN short-term loan.

Such consent will not be unreasonably withheld.

•	No additional inter-company loans (excluding GFN Loan Interest Subordinated) or dividends to be incurred without our prior consent

•	Interest payable on Bison Debt is subject to no current event of default and compliance with the financial covenants.

•	You agree to maintain interest rate hedging arrangements to hedge your interest rate risks in relation to no less than 50% of Senior Debt.

•	All mandatory and voluntary principle repayments made to term debt facilities are considered permanent and cannot be re-drawn.

•
That evidence satisfactory to ANZ has been provided to ANZ that at least A$9,000,000 (or other such amount agreed by ANZ) of the aggregate face value of the notes issued by General Finance Corporation to GFNAH or any of its subsidiaries (including Royal Wolf Trading Australia Pty Ltd) from time to time has been converted into equity in GFNAH as at 30 June 2009.

If a breach of any condition in this clause 3 occurs, the bank may declare an Event of Default.

4. Insurance:

In accordance with the General Conditions (Clause 4) you must, within 14 days of a request by us, provide us with a copy of a Cover Note or Certificate of Currency of insurance over all property or assets mortgaged or charged to us.

A breach of this clause 4 will constitute a review event.

5. Valuations:

You agree that properties listed in the Security Schedule must be re-valued for us at least once every 36 months at your cost while facilities continue to be provided by us. Each valuation must be undertaken by a reputable licensed property valuer acceptable to us.

6. Conditions Precedent:

Our obligation to make any facilities available is subject to our being satisfied that you have complied with Clause 8 of the General Conditions and you have executed any other documentation required by us to give effect to the terms in this letter of offer.

7. Definitions:

“$” means the lawful currency of the Commonwealth of Australia.

“Bison” means Bison Capital Australia, L.P.

“Bison Debt” means all money which GFN Australasia Finance Pty Ltd is or at any time becomes actually or contingently liable to pay to or for the account of Bison.

“Bison Interest” means the aggregate amount of interest paid or payable in respect of the Bison Debt.

“Consolidated” means, for the purposes of your financial statements, the entities comprising the Consolidated Group.

“Consolidated Group” means the Royal Wolf Australia Group and the RWNZ Group.

“Debt” is the aggregate of all short term and all long term debt, actual or contingent.

“EBITDA” means the consolidated net profit/(loss) before deduction of, interest, tax depreciation and amortisation (before significant items).

“Interest Expense” means the aggregate of all interest expense, less GFN Loan Interest Subordinated.

“GFN Loan Interest Subordinated” means the aggregate of interest expense on loans from General Finance Corporation to the Group, which have principal and interest subordinated to the facilities being provided by us.

“GFNAH” means GFN Australasia Holdings Pty Ltd.

“NZ Term Debt Facilities” means the Bill Prices Term Loan Facilities provided to the RWNZ Group under the Letter of Offer issued by ANZ National Bank Ltd, as amended from time to time.

“Orderly Liquidation Value” means the orderly liquidated value as specified by the valuer appointed by and acceptable to us in its Quarterly valuation report.

“Quarter” means each calendar quarter ending on 31 March, 30 June, 30 September and 31 December.

“RWNZ Group” is a reference to the following New Zealand entities individually and collectively:

•            Royalwolf Trading New Zealand Ltd

•            Royalwolf NZ Acquisition Co Ltd

“Senior Debt” means all amounts actually or contingently owing by the Group to us under the facilities.

“Senior Debt Interest Expense” means the aggregate gross amount of interest and payments in the nature of interest paid or payable to us in respect of the Senior Debt.

“Trailing Adjusted EBITDA” means GFN Australasia Holdings actual EBITDA plus 12 months trailing EBITDA of future acquired companies.

The above terms are to be interpreted according to the Corporations Act 2001 (Cth), Statement of Accounting Concepts, Australian Accounting Standards and other mandatory reporting requirements.

GENERAL AND SPECIFIC CONDITIONS SCHEDULE

GENERAL AND SPECIFIC CONDITIONS SCHEDULE to Letter of Offer dated 27 August 2009.

General and Specific Conditions:

Our General Conditions (Fifth Edition 2009) apply to the facilities as well as any applicable Specific Conditions to the facilities.  Both the General Conditions and any applicable Specific Conditions are enclosed with this letter.

General Conditions Fifth Edition 2009:

Excess fee:

If drawings are made to your account in excess of the agreed limit and we decide to pay those drawings, we may charge an excess fee of up to $150. This fee is to compensate us for costs we incur as a result of an excess.  If charged this fee is payable on the date of the excess.

Interest rate on excesses and overdue amounts:

For the purposes of clause 12 of the General Conditions, the applicable rate of interest is the interest applicable to the facility on which the excess occurs or the facility on which an overdue amount occurs plus margin, plus 4% pa.

Accounts reconciliation:

In terms of Clause 27 (7) of the General Conditions and by mutual agreement between us, you must reconcile your records in respect of each account held with us within 30 days after you should have received the statement of account.  All other conditions of this clause remain unchanged.

ACCEPTANCE

To:          Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Acceptance of Letter of Offer dated 27 August 2009.

We accept your offer to provide the facilities on the conditions detailed in this letter of offer and acknowledge receipt of the General Conditions (Fifth Edition 2009) and the applicable Specific Conditions.

We confirm and acknowledge that the interest rates and fees (including line fees) set out in this letter of offer will take effect on and from 27 August 2009.

We authorise you to provide information about the borrower (including credit worthiness, history, standing or capacity) to:

•	An intending guarantor, to enable that person to consider whether or not to act as guarantor, or offer property as security, for a loan or loans in the name of the borrower.
•	A person who is a guarantor, or has provided property as security, for a loan or loans in the name of the borrower.

ACKNOWLEDGMENT OF RISK
(1)	We are fully aware of the matters referred to in paragraphs (a) and (b) of the “Warning” contained in the Trade Finance Loan Facility Schedule and we accept total responsibility for those matters; and
(2)
You cannot be held responsible or liable in any way for any losses suffered by us resulting from our drawing down a loan in foreign currency under this agreement or any other associated foreign currency dealings.

Dated: 11 September, 2009

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

……/s/ Robert Allan…………………………………………………………………	…Robert Allan….……………………………………………………………....
Signature of Director	Print name of Director

……/s/ Peter McCann…………………………………………………………………	…Peter McCann….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

………/s/ Robert Allan………………………………………………………………	…….Robert Allan……………………………………………………………....
Signature of Director	Print name of Director

………/s/ Peter McCann………………………………………………………………	…….Peter McCann……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

………/s/ Robert Allan………………………………………………………………	…….Robert Allan……………………………………………………………....
Signature of Director	Print name of Director

………/s/ Peter McCann………………………………………………………………	…….Peter McCann……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royalwolf Trading Australia Pty Ltd ACN 069 244 417 by:

………/s/ Robert Allan………………………………………………………………	…….Robert Allan……………………………………………………………....
Signature of Director	Print name of Director

………/s/ Peter McCann………………………………………………………………	…….Peter McCann……………………………………………………………....
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

………/s/ Robert Allan………………………………………………………………	…….…Robert Allan…………………………………………………………....
Signature of Director	Print name of Director

………/s/ Peter McCann………………………………………………………………	…….…Peter McCann…………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

CORPORATE SURETY ACKNOWLEDGMENT

To:          Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Corporate Surety Acknowledgment to Letter of Offer dated 27 August 2009.

Each of the following sureties acknowledges that the securities given, or to be given by us secure all present and future obligations of the customers to the Bank, including obligations in respect of the facilities.

By providing this surety Acknowledgment to the facilities, each surety acknowledges that the provisions contained at Clause 26 “Privacy” of the General Conditions apply to them.

Dated:  11 September, 2009...................................................

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

……/s/ Robert Allan…………………………………………………………………	…….Robert Allan……………………………………………………………....
Signature of Director	Print name of Director

……/s/ Peter McCann…………………………………………………………………	…….Peter McCann……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

……/s/ Robert Allan…………………………………………………………………	…….Robert Allan……………………………………………………………....
Signature of Director	Print name of Director

……/s/ Peter McCann…………………………………………………………………	…….Peter McCann……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

……/s/ Robert Allan…………………………………………………………………	…….Robert Allan……………………………………………………………....
Signature of Director	Print name of Director

……/s/ Peter McCann…………………………………………………………………	…….Peter McCann……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

……/s/ Robert Allan…………………………………………………………………	…….…Robert Allan…………………………………………………………....
Signature of Director	Print name of Director

……/s/ Peter McCann…………………………………………………………………	…….…Peter McCann…………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

……/s/ Robert Allan…………………………………………………………………	…….…Robert Allan…………………………………………………………....
Signature of Director	Print name of Director

……/s/ Peter McCann…………………………………………………………………	…….…Peter McCann…………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royalwolf NZ Acquisition Co Ltd by:

………/s/ Robert Allan………………………………………………………………	…….…Robert Allan…………………………………………………………....
Signature of Director	Print name of Director

………/s/ Peter McCann………………………………………………………………	…….…Peter McCann…………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royalwolf Trading New Zealand Ltd by:

………/s/ Robert Allan………………………………………………………………	…….…Robert Allan…………………………………………………………....
Signature of Director	Print name of Director

………/s/ Peter McCann………………………………………………………………	…….…Peter McCann…………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

CERTIFICATE OF VALUE AND LOCATION OF ASSETS

Group Name:                                Royal Wolf Australia Group

	NSW	VIC	QLD	WA	SA	TAS	ACT	NT	Overseas	Total
Customer Representative to complete values (include all assets e.g. debtors, plant, land, inventory, goodwill and loans – excluding intercompany loans to other companies on this list who have given mortgage debentures)

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417	$	$	$	$	$	$	$	$	$	$
RWA Holdings Pty Ltd ACN 106 913 964	$	$	$	$	$	$	$	$	$	$
Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050	$	$	$	$	$	$	$	$	$	$
GFN Australasia Holdings Pty Ltd ACN 121 226 793	$	$	$	$	$	$	$	$	$	$
GFN Australasia Finance Pty Ltd ACN 121 227 790	$	$	$	$	$	$	$	$	$	$
Royalwolf Trading New Zealand Ltd	$	$	$	$	$	$	$	$	$	$
RWNZ Acquisition Co Ltd	$	$	$	$	$	$	$	$	$	$
Royalwolf NZ Acquisition Co Ltd	$	$	$	$	$	$	$	$	$	$
Customer Representative to complete values (eg the value of the land or the value of the shares)
N/A	$	$	$	$	$	$	$	$	$	$
Totals	$	$	$	$	$	$	$	$	$	$

1

CONFIRMATION OF PREVIOUS ADVICE

I hereby certify that location and values of assets listed have not materially changed since our previous advice dated    /    /

Customer Representative Signature                                                                  .......................................................

Customer Representative Name                                                                          .......................................................

Position of Customer Representative                                                                 .......................................................
                                  (Director/Financial Controller etc)

Date.....................................

2

AUTHORISED REPRESENTATIVE CERTIFICATE

GFN Australasia Holdings Pty Ltd ACN 121 226 793

To:                    Australia and New Zealand Banking Group Limited
                          Corporate Banking
  Level 11, 20 Martin Place
  Sydney NSW 2000

Attention:                Zaheed Khan

[I]/[We] refer to the letter dated 27 August 2009 and accompanying General Conditions and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1. A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

[I]/[We] certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan…................……………...	Director…................……………..	/s/ Robert Allan…................……………...	06-02-56.…………….....

Peter McCann…................……………...	Director…................……………..	/s/ Peter McCann…................……………...	20-10-66.…………….....

Greg Baker…................……………...	GM Finance…................……………..	/s/ Greg Baker…................……………...	10-10-55.…………….....

Rakesh Chand…................……………...	Financial Controller…................……………..	/s/ Rakesh Chand…................……………...	18-06-77.…………….....

…................……………...	…................……………..	…................……………...	.…………….....
Signing instructions: Any [one]/[two] to sign.

1

Dated: 11 September 2009…..........................................

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

/s/ Robert Allan………………………………………………………………………	Robert Allan…….…………………………………………………………..
Signature of Director	Print name of Director

/s/ Peter McCann………………………………………………………………………	Peter McCann…….…………………………………………………………..
Signature of Director	Print name of Director

2

AUTHORISED REPRESENTATIVE CERTIFICATE

GFN Australasia Finance Pty Ltd ACN 121 227 790

To:                          Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:              Zaheed Khan

[I]/[We] refer to the letter dated 27 August 2009 and accompanying General Conditions and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1. A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

[I]/[We] certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan…................……………...	Director…................……………..	/s/ Robert Allan…................……………...	06-02-56.…………….....

Peter McCann…................……………...	Director…................……………..	/s/ Peter McCann…................……………...	20-10-66.…………….....

Greg Baker…................……………...	GM Finance…................……………..	/s/ Greg Baker…................……………...	10-10-55.…………….....

Rakesh Chand…................……………...	Financial Controller…................……………..	/s/ Rakesh Chand…................……………...	18-06-77.…………….....

…................……………...	…................……………..	…................……………...	.…………….....
Signing instructions: Any [one]/[two] to sign.

1

Dated: 11 September 2009…..........................................

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

/s/ Robert Allan………………………………………………………………………	Robert Allan…….…………………………………………………………..
Signature of Director	Print name of Director

/s/ Peter McCann………………………………………………………………………	Peter McCann…….…………………………………………………………..
Signature of Director	Print name of Director

2

AUTHORISED REPRESENTATIVE CERTIFICATE

RWA Holdings Pty Ltd ACN 106 913 964

To:                          Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:              Zaheed Khan

[I]/[We] refer to the letter dated 27 August 2009 and accompanying General Conditions and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1. A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

[I]/[We] certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan…................……………...	Director…................……………..	/s/ Robert Allan…................……………...	06-02-56.…………….....

Peter McCann…................……………...	Director…................……………..	/s/ Peter McCann…................……………...	20-10-66.…………….....

Greg Baker…................……………...	GM Finance…................……………..	/s/ Greg Baker…................……………...	10-10-55.…………….....

Rakesh Chand…................……………...	Financial Controller…................……………..	/s/ Rakesh Chand…................……………...	18-06-77.…………….....

…................……………...	…................……………..	…................……………...	.…………….....
Signing instructions: Any [one]/[two] to sign.

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Dated: 11 September 2009…..........................................

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

/s/ Robert Allan………………………………………………………………………	Robert Allan…….…………………………………………………………..
Signature of Director	Print name of Director

/s/ Peter McCann………………………………………………………………………	Peter McCann…….…………………………………………………………..
Signature of Director	Print name of Director

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AUTHORISED REPRESENTATIVE CERTIFICATE

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

To:                          Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:             Zaheed Khan

[I]/[We] refer to the letter dated 27 August 2009 and accompanying General Conditions and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1. A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

[I]/[We] certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan…................……………...	Director…................……………..	/s/ Robert Allan…................……………...	06-02-55.…………….....

Peter McCann…................……………...	Director…................……………..	/s/ Peter McCann…................……………...	20-10-66.…………….....

Greg Baker…................……………...	GM Finance…................……………..	/s/ Greg Baker…................……………...	10-10-55.…………….....

Rakesh Chand…................……………...	Financial Controller…................……………..	/s/ Rakesh Chand…................……………...	18-06-77.…………….....

…................……………...	…................……………..	…................……………...	.…………….....
Signing instructions: Any [one]/[two] to sign.

1

Dated: 11 September 2009…..........................................

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

/s/ Robert Allan………………………………………………………………………	Robert Allan…….…………………………………………………………..
Signature of Director	Print name of Director

/s/ Peter McCann………………………………………………………………………	Peter McCann…….…………………………………………………………..
Signature of Director	Print name of Director

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AUTHORISED REPRESENTATIVE CERTIFICATE

Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

To:                          Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:              Zaheed Khan

[I]/[We] refer to the letter dated 27 August 2009 and accompanying General Conditions and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1. A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

[I]/[We] certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan…................……………...	Director…................……………..	/s/ Robert Allan…................……………...	06-02-55.…………….....

Peter McCann…................……………...	Director…................……………..	/s/ Peter McCann…................……………...	20-10-66.…………….....

Greg Baker…................……………...	GM Finance…................……………..	/s/ Greg Baker…................……………...	10-10-55.…………….....

Rakesh Chand…................……………...	Financial Controller…................……………..	/s/ Rakesh Chand…................……………...	18-06-77.…………….....

…................……………...	…................……………..	…................……………...	.…………….....
Signing instructions: Any [one]/[two] to sign.

1

Dated: 11 September 2009…..........................................

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

/s/ Robert Allan………………………………………………………………………	Robert Allan…….…………………………………………………………..
Signature of Director	Print name of Director

/s/ Peter McCann………………………………………………………………………	Peter McCann…….…………………………………………………………..
Signature of Director	Print name of Director

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NOMINATED REPRESENTATIVE FOR PROVISION OF ELECTRONIC FINANCIALS

Date:                   11 September 2009

To:                      Zaheed Khan

Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Each of the following companies nominate Peter McCann as its Nominated Representative for the purposes of providing management accounts to ANZ by way of email pursuant to ANZ requirements for the Provision of Electronic Financials:

-	Royal Wolf Trading Australia Pty Ltd ABN 38 069 244 417
-	RWA Holdings Pty Ltd ABN 55 106 913 96
-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
-	GFN Australasia Finance Pty Ltd CAN 121 227 790
-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
-	Royal Wolf Trading New Zealand Ltd
-	RWNZ Acquisition Co Ltd
-	Royalwolf NZ Acquisition Co Ltd

By signing this letter, each director agrees that he/she will be taken to have certified as true and correct and no misleading in any way all management accounts delivered by way of email by the Nominated Representative to ANZ according to the terms and conditions contained in the Letter of Offer.

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I, Peter McCann accept the appointment as Nominated Representative of each of the companies and referred to above and confirm and agree that:

(i)	I will ensure that all management accounts that I send to ANZ are true and accurate and are not misleading in any way; and
(ii)	I will send a copy of all management accounts to the director(s)* of each company referred to above at the same time that I send them to ANZ.

*Where the number of such people/officers is greater than 2, the management accounts sent (electronically) to ANZ need only be copied to a minimum of 2 such people/officers.

Yours Sincerely,

/s/ Peter McCann                                                                   Peter McCann
Nominated Representative                                                   Print Name

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ABN 38 069 244 417 by:

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

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